EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 9)

Net Income (U.S. GAAP), $M	4Q06	3Q06	2Q06	1Q06	4Q05
Upstream
United States	1,052	1,192	1,644	1,280	1,787
Non-U.S.	5,168	5,301	5,490	5,103	5,251
Total	6,220	6,493	7,134	6,383	7,038
Downstream
United States	945	1,272	1,354	679	1,158
Non-U.S.	1,015	1,466	1,131	592	1,232
Total	1,960	2,738	2,485	1,271	2,390
Chemical
United States	384	458	189	329	281
Non-U.S.	858	893	651	620	944
Total	1,242	1,351	840	949	1,225

Corporate and financing	828	(92)	(99)	(203)	57
Net income (U.S. GAAP)	10,250	10,490	10,360	8,400	10,710
Net income per common share (U.S. GAAP)	1.77	1.79	1.74	1.38	1.72
Net income per common share
- assuming dilution (U.S. GAAP)	1.76	1.77	1.72	1.37	1.71

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	390
Total	0	0	0	0	390

Corporate and financing	410	0	0	0	0
Corporate total	410	0	0	0	390

Earnings Excluding Special Items $M
Upstream
United States	1,052	1,192	1,644	1,280	1,787
Non-U.S.	5,168	5,301	5,490	5,103	5,251
Total	6,220	6,493	7,134	6,383	7,038
Downstream
United States	945	1,272	1,354	679	1,158
Non-U.S.	1,015	1,466	1,131	592	1,232
Total	1,960	2,738	2,485	1,271	2,390
Chemical
United States	384	458	189	329	281
Non-U.S.	858	893	651	620	554
Total	1,242	1,351	840	949	835

Corporate and financing	418	(92)	(99)	(203)	57
Corporate total	9,840	10,490	10,360	8,400	10,320
EPS excluding Special Items - assuming dilution	1.69	1.77	1.72	1.37	1.65
EXXON MOBIL CORPORATION

4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 9)

Supplemental Information (continued)

Net production of crude oil and	4Q06	3Q06	2Q06	1Q06	4Q05
natural gas liquids, kbd
United States	404	378	435	442	431
Canada	316	303	300	332	356
Europe	516	490	511	563	539
Africa	772	801	808	741	795
Asia Pacific/Middle East	487	507	481	467	330
Russia/Caspian	144	125	125	114	131
Other	39	43	42	39	47
Total liquids production	2,678	2,647	2,702	2,698	2,629

Natural gas production available for sale, mcfd
United States	1,588	1,567	1,656	1,690	1,620
Canada	818	864	841	882	912
Europe	4,108	2,833	3,466	5,970	4,804
Asia Pacific/Middle East	2,601	2,703	2,616	2,462	2,303
Russia/Caspian	110	91	85	82	98
Other	76	81	90	89	85
Total natural gas production available for sale	9,301	8,139	8,754	11,175	9,822

Total worldwide liquids and gas production, koebd	4,228	4,004	4,161	4,560	4,266

Refinery throughput, kbd
United States	1,837	1,766	1,720	1,716	1,669
Canada	456	461	366	486	479
Europe	1,616	1,721	1,707	1,645	1,717
Asia Pacific	1,474	1,484	1,312	1,465	1,484
Other Non-U.S.	315	324	302	236	303
Total refinery throughput	5,698	5,756	5,407	5,548	5,652

Petroleum product sales, kbd (1)
United States	2,851	2,725	2,689	2,651	2,816
Canada	483	475	451	484	517
Europe	1,779	1,825	1,852	1,797	1,863
Asia Pacific	1,530	1,482	1,303	1,527	1,613
Other Non-U.S.	804	795	765	718	783
Total petroleum product sales	7,447	7,302	7,060	7,177	7,592

Gasolines, naphthas	2,952	2,898	2,875	2,735	2,969
Heating oils, kerosene, diesel	2,303	2,160	2,055	2,244	2,290
Aviation fuels	652	687	632	634	626
Heavy fuels	677	703	665	685	732
Specialty products	863	854	833	879	975
Total petroleum product sales	7,447	7,302	7,060	7,177	7,592

Chemical prime product sales, kt
United States	2,775	2,680	2,628	2,620	2,228
Non-U.S.	4,052	4,072	4,227	4,296	4,064
Total chemical prime product sales	6,827	6,752	6,855	6,916	6,292

(1) All petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 9)

Supplemental Information (continued)

Average Realization Data	4Q06	3Q06	2Q06	1Q06	4Q05
United States
ExxonMobil
Crude ($/b)	51.26	62.07	63.46	55.99	52.23
Natural Gas ($/kcf)	6.22	6.71	6.40	8.22	11.34

Benchmarks
WTI ($/b)	59.95	70.38	70.36	63.28	59.99
ANS-WC ($/b)	55.51	68.95	68.74	60.87	57.87
Henry Hub ($/mbtu)	6.56	6.58	6.80	9.01	13.00

Non-U.S.
ExxonMobil
Crude ($/b)	56.36	65.64	65.16	57.05	53.02
Natural Gas ($/kcf)	7.28	6.51	6.70	7.42	6.99
European NG ($/kcf)	8.57	7.74	7.73	8.04	7.11

Benchmarks
Brent ($/b)	59.74	69.49	69.62	61.75	56.90

Capital and Exploration Expenditures, $M
Upstream
United States	713	606	619	548	542
Non-U.S.	3,357	3,536	3,313	3,539	3,852
Total	4,070	4,142	3,932	4,087	4,394
Downstream
United States	197	215	250	162	213
Non-U.S.	551	443	492	419	535
Total	748	658	742	581	748
Chemical
United States	78	75	64	63	61
Non-U.S.	153	120	122	81	108
Total	231	195	186	144	169
Other	20	66	41	12	20

Total Capital and Exploration Expenditures	5,069	5,061	4,901	4,824	5,331

Exploration Expense Charged to Income, $M
Consolidated - United States	59	85	36	63	54
- Non-U.S.	314	263	134	214	278
Non-consolidated - ExxonMobil share - United States	2	0	0	0	0
- Non-U.S.	4	2	0	3	0
Total Exploration Expense Charged to Income	379	350	170	280	332

Effective Income Tax Rate, %	37%	44%	44%	47%	41%

Common Shares Outstanding (millions)
At quarter end	5,729	5,832	5,945	6,050	6,133
Average - assuming dilution	5,816	5,922	6,030	6,126	6,211

Total Cash and Cash Equivalent ($G)	32.8	37.3	36.7	36.5	33.3
Including restricted cash $4.6G

Total Debt ($G)	8.3	8.6	8.4	8.0	8.0

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	8.8	14.6	11.3	14.6	10.5
Sales of subsidiaries, investments and PP&E	0.8	0.8	1.1	0.4	1.4
Cash flows from operations and asset sales	9.6	15.4	12.4	15.0	11.9

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2006. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 9)

Upstream Earnings

Upstream 2006 vs. 2005
$M
30,000
25,000
20,000
15,000
10,000
5,000
0
22,729
4,640
(660)
(480)
26,230
2005
Realization
Vol/Mix
Other
2006

Upstream

$M	2005	2006	2006 vs. 2005
U.S.	6,200	5,168	-1,032
Non-U.S.	16,529	21,062	+4,533
Total	22,729	26,230	+3,501

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 9)

Upstream Earnings

Upstream 4Q06 vs. 4Q05
$M
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,038
(360)
(110)
(350)
6,220
4Q05
Realization
Vol/Mix
Other
4Q06

Upstream 4Q06 vs. 3Q06
$M
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,493
(820)
615
(70)
6,220
3Q06
Realization
Vol/Mix
Other
4Q06

$M	4Q05	4Q06	4Q06 vs. 4Q05
U.S.	1,787	1,052	-735
Non-U.S.	5,251	5,168	-83
Total	7,038	6,220	-818

$M	3Q06	4Q06	4Q06 vs. 3Q06
U.S.	1,192	1,052	-140
Non-U.S.	5,301	5,168	-133
Total	6,493	6,220	-273

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 9)

Downstream Earnings

Downstream 2006 vs. 2005
$M
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,882
750
(480)
300
8,454
2005
Margin
Vol/Mix
Other
2006

Downstream

$M	2005	2006	2006 vs. 2005
U.S.	4,111	4,250	+139
Non-U.S.	3,771	4,204	+433
Total	7,882	8,454	+572

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 9)

Downstream Earnings

Downstream 4Q06 vs. 4Q05
$M
3,000
2,500
2,000
1,500
1,000
500
0
2,390
(820)
80
310
1,960
4Q05
Margin
Vol/Mix
Other
4Q06

Downstream 4Q06 vs. 3Q06
$M
3,000
2,500
2,000
1,500
1,000
500
0
2,738
(790)
40
(30)
1,960
3Q06
Margin
Vol/Mix
Other
4Q06

$M	4Q05	4Q06	4Q06 vs. 4Q05
U.S.	1,158	945	-213
Non-U.S.	1,232	1,015	-217
Total	2,390	1,960	-430

$M	3Q06	4Q06	4Q06 vs. 3Q06
U.S.	1,272	945	-327
Non-U.S.	1,466	1,015	-451
Total	2,738	1,960	-778

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 8 of 9)

Chemical Earnings

Chemical 2006 vs. 2005
$M
5000
4000
3000
2000
1000
0
3,403
500
290
190
4,382
2005
Margin
Vol/Mix
Other
2006

Chemical

$M	2005	2006	2006 vs. 2005
U.S.	1,186	1,360	+174
Non-U.S.	2,217	3,022	+805
Total	3,403	4,382	+979

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 4Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 9 of 9)

Chemical Earnings

Chemical 4Q06 vs. 4Q05
$M
1500
1000
500
0
835
255
140
10
1,242
4Q05
Margin
Vol/Mix
Other
4Q06

Chemical 4Q06 vs. 3Q06
$M
1500
1000
500
0
1,351
20
(80)
(50)
1,242
3Q06
Margin
Vol/Mix
Other
4Q06

$M	4Q05	4Q06	4Q06 vs. 4Q05
U.S.	281	384	+103
Non-U.S.	554	858	+304
Total	835	1,242	+407

$M	3Q06	4Q06	4Q06 vs. 3Q06
U.S.	458	384	-74
Non-U.S.	893	858	-35
Total	1,351	1,242	-109

Note: Earnings exclude special items